EXHBIT 10.6


                                       FTC
                                COMMERCIAL CORP.

July 28, 2008

Colin Dyne
Manager
J. LINDEBERG USA, LLC
150 W. Jefferson Blvd.
Los Angeles, CA 90291

Re: Inventory Loan Facility

Dear Colin:

Reference is made to (i) the Factoring Agreement between FTC COMMERCIAL CORP. ("FTC") and J. LINDEBERG USA, LLC (the "Company") of even date herewith (as supplemented or amended from time to time, the "Factoring Agreement") and (ii) the Continuing Security Agreement between FTC and the Company of even date herewith (as supplemented or amended from time to time, the "Security Agreement"). The Factoring Agreement, the Security Agreement, and all agreements now or hereafter entered into between FTC and the Company shall be referred to herein collectively as the "Company Agreements."

Except as otherwise provided in this Inventory Loan Facility Agreement (this "Agreement"), any capitalized terms used herein but and not defined in this Agreement shall have the meanings assigned to such terms in the Factoring Agreement.

For purposes of this Agreement:

         "Inventory" as used herein shall have the meaning set forth in the Security Agreement.

         "Inventory Base" means up to fifty percent (50%) of the value (the lesser of cost or market) of the Company's raw material and finished goods Inventory which FTC determines, in its sole discretion, to be eligible for inclusion in the Inventory Base. Without limiting the generality of the foregoing, the following Inventory shall not be eligible for inclusion in the Inventory Base if (i) such Inventory is over one hundred twenty (120) days old; (ii) such Inventory is defective or damaged; (iii) such Inventory is located at the J. Lindeberg Retail Store located at 126 Spring Street, New York, NY 10012 or at any other J. Lindeberg Retail Store; (iv) such Inventory is located at any real property leased by the Company or at any contract warehouse, unless such Inventory is subject to a collateral access agreement acceptable to FTC and executed by the lessor or warehouseman, as the case may be, and unless such Inventory is separately


                                  1 of 5 pages
         identifiable  from the goods of others, if any, stored on the premises;
         (v) the Company does not have good, valid, and marketable title to such Inventory; (vi) such Inventory is not subject to a valid and perfected first priority security interest in favor of FTC; (vii) such Inventory consists of bill and hold goods or goods acquired on consignment or
         (vii) such Inventory consists of work in process.

         "Obligations" means the any and all obligations and liabilities of the Company under this Agreement and the Company Agreements.

This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no Event of Default under the Factoring Agreement or under the Security Agreement, no material default under any of the other Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, upon the request of the Company, extend an inventory loan facility to the Company in an aggregate principal amount outstanding at any time not to exceed an amount equal to the lesser of (i) up to $500,000 or (ii) up to $1,500,000 LESS the aggregate amount of then outstanding factoring advances to you under the Factoring Agreement or (iii) the Inventory Base.

The interest rate charged on outstanding inventory loans under this Agreement will be the same rate charged in SECTION 24 of the Factoring Agreement and will be calculated, computed and payable in accordance with the provisions of such
SECTION 24.

In order to induce FTC to extend the foregoing inventory loan facility to the Company, the Company agrees that, so long as the Factoring Agreement remains in effect and any of the Obligations have not been paid and performed in full:

         i. The Company shall, no later than twenty (20) days after the end of each month, provide to FTC: (a) an Inventory
                  Certification or designation in the form attached hereto as "Attachment A" or in such other form as is acceptable to FTC;
                  (b) an aging of all Inventory as of the end of such month, in form and substance acceptable to FTC; and (c) a report detailing the piece goods, the work-in-process, the finished goods Inventory available for sale, and the finished goods Inventory sold as of the end of such month, in form and substance acceptable to FTC.

         ii. The Company shall not sell, lease, transfer, assign, abandon or otherwise dispose of any of the Company's assets in which FTC has been granted a security interest under any of the Company Agreements, excluding sales of Inventory to the Company's customers in the ordinary course of business.

         iii. The Company shall not become a guarantor, a surety, or otherwise liable for the debts or other obligations of any other person or firm, including, without limitation, any affiliate of the Company excluding debts or other obligations of any affiliate of the Company to FTC.


                                  2 of 5 pages

The inventory loan facility outlined in this Agreement shall be subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to FTC:

         i. The representations and warranties contained herein and in each of the Company Agreements shall be true and correct as of the date of any inventory loans the Company requests under this Agreement.

         ii. No default or Event of Default under any of the Company Agreements shall have occurred or would occur as a result of any inventory loans made to the Company under this Agreement.

         iii.     FTC  shall  have  received  duly  executed  originals  of this
                  Agreement, the Company Agreements and the Continuing Guaranties from People's Liberation, Inc., Versatile Entertainment, Inc., Bella Rose, LLC, and William Rast Sourcing, LLC, in form and substance acceptable to FTC and dated as of the date of this Agreement.

Nothing herein shall be construed as limiting or modifying in any way any of FTC's rights under any of the Company Agreements, including without limitation, FTC's rights, to be exercised in its sole and absolute discretion, to hold any reserve FTC deems necessary as security for payment and performance of the Obligations, change any advance rates, cease making advances or other financial accommodations to the Company and determine standards of eligibility. The Obligations shall be secured by a first lien on and security interest in all of the assets of the Company in which the Company has granted FTC a security interest under the Company Agreements. The failure to perform any of the terms and conditions of this Agreement or the breach of any of the representations or warranties contained in this Agreement shall constitute an Event of Default under the Factoring Agreement and under the Security Agreement and the occurrence of an Event of Default under the Factoring Agreement or under the Security Agreement or a material default under any of the other Company Agreements shall constitute a default under this Agreement,

The foregoing is based upon the financial condition of the Company as represented in the most recent financial statement provided by the Company to FTC, which the Company has represented and warranted completely and correctly reflects the Company's financial condition. In addition, by its signature below, the Company further represents and warrants that there has been no material adverse change in the Company's financial condition since such statement was prepared.

THE COMPANY AND FTC HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ANY ACTION OR PROCEEDING ASSERTING ANY CAUSE OF ACTION, CLAIM, MOTION, THIRD PARTY CLAIM OR COUNTERCLAIM (COLLECTIVELY, "ACTIONS") ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE COMPANY AND FTC DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING APPLICABLE STATE AND FEDERAL LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE


                                  3 of 5 pages

COMPANY AND FTC AGREE THAT A JUDICIAL REFEREE WILL BE APPOINTED UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631 TO DETERMINE ANY FACTUAL ISSUES IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE COMPANY AND FTC ARISING OUT OF,
CONNECTED  WITH,  RELATED OR  INCIDENTAL  TO THIS  AGREEMENT,  THE  RELATIONSHIP
ESTABLISHED BETWEEN THEM IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THE COMPANY AND FTC SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT THE COMPANY AND FTC CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE COMPANY AND FTC SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

Please sign below to acknowledge that the Company is in agreement with all of the foregoing.

Sincerely,                                           ACCEPTED:

FTC COMMERCIAL CORP.                        J. LINDEBERG USA, LLC

     /s/ Kenneth L.Wengrod                      /s/ Colin Dyne
By: _________________________               By: __________________________
     Name: Kenneth L. Wengrod               Name: Colin Dyne
     Title: President                       Title: Manager

                                            Accepted: August 6, 2008


                                  4 of 5 pages